                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                             SYCAMORE NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5)   Total fee paid:

--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

                            SYCAMORE NETWORKS, INC.
                                 220 Mill Road
                             Chelmsford, MA 01824

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 19, 2002

                               -----------------

To the Stockholders of Sycamore Networks, Inc.:

   The Annual Meeting of Stockholders of Sycamore Networks, Inc., a Delaware corporation (the "Corporation"), will be held on Thursday, December 19, 2002 (the "Annual Meeting") at 9:00 A.M., local time, at the Radisson Hotel, 10 Independence Drive, Chelmsford, Massachusetts 01824 to consider and act upon the following matters:

    1. To elect two (2) members of the Board of Directors to serve for three-year terms as Class III Directors and until their respective successors are elected and qualified.

    2. To ratify the selection of PricewaterhouseCoopers LLP as auditors for the fiscal year ending July 31, 2003.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

   Stockholders entitled to notice of and to vote at the meeting shall be determined as of October 23, 2002, the record date fixed by the Board of Directors for such purpose.

                                          By Order of the Board of Directors,

                                          Frances M. Jewels
                                          Secretary

Mail Date:  November 12, 2002

   In order to assure your representation at the Annual Meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Alternative voting methods are also available via the Internet or by telephone. Please reference the enclosed proxy card or voting card for additional information.

                               TABLE OF CONTENTS

    VOTING SECURITIES AND VOTES REQUIRED................................  1
       Voting Shares Registered Directly in the Name of the Stockholder.  2
       Voting Shares Registered in the Name of a Brokerage Firm or Bank.  2
       Revocation of Proxies Previously Submitted.......................  2
       Delivery of Proxy Materials and Annual Report to Households......  2
       Expenses and Solicitation........................................  2

    PROPOSAL NO. 1--ELECTION OF DIRECTORS...............................  3
       General..........................................................  3
       Business Experience of Nominees..................................  3
       Business Experience of Other Directors...........................  4
       Board of Director Meetings and Committees........................  4
       Compensation of Directors........................................  5
       Recommendation of the Board of Directors.........................  5

    PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.  6
       General..........................................................  6
       Fees for Independent Auditors....................................  6
       Recommendation of the Board of Directors.........................  6

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......  7
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.............  8

    COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS....  8
       Compensation Committee Report on Executive Compensation..........  8
       Compensation Committee Interlocks and Insider Participation...... 10
       Summary Compensation Table....................................... 11
       Option Grants in Last Fiscal Year................................ 12
       Option Exercises and Fiscal Year-End Values...................... 12
       Change in Control Agreements..................................... 13

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................... 13
    REPORT OF THE AUDIT COMMITTEE....................................... 14
    STOCK PERFORMANCE GRAPH............................................. 15
    STOCKHOLDER PROPOSALS............................................... 16
    TRANSACTION OF OTHER BUSINESS....................................... 16

                            SYCAMORE NETWORKS, INC.
                                 220 Mill Road
                             Chelmsford, MA 01824

                               -----------------

                                PROXY STATEMENT

                               -----------------

                               November 12, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sycamore Networks, Inc. (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Thursday, December 19, 2002 (the "Annual Meeting") at 9:00 A.M., local time, at the Radisson Hotel, 10 Independence Drive, Chelmsford, Massachusetts 01824, and any adjournments thereof. This Proxy Statement and the form of proxy were first mailed to stockholders on or about November 12, 2002.

   Only stockholders of record as of October 23, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments thereof. As of that date, 271,071,093 shares of common stock, $.001 par value (the "Common Stock"), of the Corporation were outstanding and eligible to be voted. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Secretary of the Corporation.

                     VOTING SECURITIES AND VOTES REQUIRED

   The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Each share of Common Stock outstanding on the Record Date is entitled to one vote. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present at the Annual Meeting.

   In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as directors. Abstentions and broker non-votes will have no effect on the voting outcome with respect to the election of directors.

   The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter at the Annual Meeting is necessary to ratify the selection of PricewaterhouseCoopers LLP as auditors for the fiscal year ending July 31, 2003. Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the ratification of the selection of auditors.

   The persons named as proxies are officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted in accordance with the instructions contained therein, and if no choice is specified, such proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

   The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

Voting Shares Registered Directly in the Name of the Stockholder

   Stockholders with shares registered directly in their name in the Corporation's stock records maintained by the Corporation's transfer agent, EquiServe, may vote their shares (1) through the Internet, (2) by making a toll-free telephone call from the U.S. and Canada to EquiServe or (3) by mailing their signed proxy card. Specific voting instructions are set forth on the enclosed proxy card. Votes submitted through the Internet or by telephone through EquiServe must be received by 5:00 P.M. on December 18, 2002.

Voting Shares Registered in the Name of a Brokerage Firm or Bank

   Stockholders with shares registered in the name of a brokerage firm or bank participating in the ADP Investor Communication Services program may vote their shares through the Internet or by telephone in accordance with the instructions set forth on the voting card or by mailing their signed voting card. Votes submitted through the Internet or by telephone through the ADP program must be received by ADP Investor Communication Services by 5:00 P.M. on December 18, 2002.

Revocation of Proxies Previously Submitted

   To revoke a proxy previously submitted electronically through the Internet or by telephone, a stockholder may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked. To revoke a proxy previously submitted by mail, a stockholder may notify the Secretary of the Corporation in writing that the proxy has been revoked, or by voting in person at the Annual Meeting.

Delivery of Proxy Materials and Annual Report to Households

   The rules promulgated by the Securities and Exchange Commission (the "Commission") permit companies, brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more stockholders reside ("Householding"). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, will receive only one copy of the Corporation's annual report and this Proxy Statement. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate annual reports and proxy statements for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate annual report and/or proxy statement without charge by sending a written request to Sycamore Networks, Inc., 220 Mill Road, Chelmsford, MA 01824, Attention: Investor Relations, or by calling the Corporation at (978) 250-2900. The Corporation will promptly deliver an annual report and/or proxy statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

Expenses and Solicitation

   The cost of soliciting proxies will be borne by the Corporation. Proxies may be solicited by certain of the Corporation's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, the Corporation has retained Georgeson Shareholder to act as proxy solicitor in conjunction with the Annual Meeting. The Corporation has agreed to pay Georgeson Shareholder a fee of $6,000 plus reimbursement of reasonable out-of-pocket expenses. The Corporation may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

General

   In accordance with the Corporation's Amended and Restated Certificate of Incorporation, the Corporation's Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. Upon the expiration of the term of a class of directors, directors in such class will be elected for three-year terms at the annual meeting of stockholders in the year in which such term expires.

   Two Class III Directors will be elected at the Annual Meeting for three-year terms. The Class III nominees, Messrs. Chisholm and Smith, are currently serving as directors of the Corporation.

   Shares represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for Messrs. Chisholm and Smith will be voted FOR the election of both nominees. Messrs. Chisholm and Smith will be elected to hold office until the Annual Meeting of Stockholders to be held in 2005 and until their respective successors are duly elected and qualified. Both nominees have indicated their willingness to serve, if elected. However, if any of the nominees should be unable or unwilling to serve, the proxies will be voted for a substitute nominee designated by the Board of Directors or for fixing the number of directors at a lesser number.

   The following table sets forth for each nominee to be elected at the Annual Meeting and for each director whose term of office will extend beyond the Annual Meeting, the year each such nominee or director was first elected a director, the age of each nominee or director, the positions currently held by each nominee or director with the Corporation, the year each nominee's or director's current term will expire and the class of director of each nominee or director.

 Nominee or Director's Name                                             Year
and Year Nominee or Director                                        Current Term Class of
  First Became a Director    Age          Position(s) Held          Will Expire  Director
---------------------------- --- ---------------------------------- ------------ --------
 Gururaj Deshpande (1998)... 51  Chairman of the Board of Directors     2004        II
 Daniel E. Smith (1998)..... 53  President, Chief Executive Officer     2002       III
                                 and Director
 Timothy A. Barrows (1998).. 45  Director                               2003         I
 Paul W. Chisholm (2002).... 53  Director                               2002       III
 Paul J. Ferri (1998)....... 63  Director                               2004        II
 John W. Gerdelman (1999)... 50  Director                               2003         I

Business Experience of Nominees

   The Nominees to serve for three-year terms as Class III Directors and until their respective successors are elected and qualified are:

   Paul W. Chisholm has served as a Director since October 2002. Mr. Chisholm has been President of Paul Chisholm Inc., since March 2001, providing business and telecommunications consulting services to venture capital firms. From December 1996 to January 2001, Mr. Chisholm was President and Chief Executive Officer and a member of the board of directors of COLT Telecom Group plc, a European-based provider of business communication services. From February 1995 to December 1996, Mr. Chisholm served as President of COLT and from July 1992 to February 1995 he served as Managing Director. Mr. Chisholm continues to serve as a member of the board of directors of COLT.

   Daniel E. Smith has served as the Corporation's President, Chief Executive Officer and as a member of the Corporation's Board of Directors since October 1998. From June 1997 to July 1998, Mr. Smith was Executive Vice President and General Manager of the Core Switching Division of Ascend Communications, Inc., a provider of wide area network switches and access data networking equipment.
Mr. Smith was also a member of the board of directors of Ascend Communications, Inc. during that time. From April 1992 to June 1997, Mr. Smith served as President and Chief Executive Officer and a member of the board of directors of Cascade Communications Corp., a provider of wide area network switches.

Business Experience of Other Directors

   Gururaj Deshpande has served as Chairman of the Corporation's Board of Directors since its inception in February 1998. Mr. Deshpande served as the Corporation's Treasurer and Secretary from February 1998 to June 1999 and as the Corporation's President from February 1998 to October 1998. Before co-founding the Corporation, Mr. Deshpande co-founded Cascade Communications Corp., a provider of wide area network switches. From October 1990 to April 1992, Mr. Deshpande served as President of Cascade and from April 1992 to June 1997, he served as Cascade's Executive Vice President of Marketing and Customer Service. Mr. Deshpande was a member of the board of directors of Cascade since its inception and was chairman of the board of directors of Cascade from 1996 to 1997.

   Timothy A. Barrows has served as a director since February 1998. Mr. Barrows has been a General Partner of Matrix V Management Co., LLC, a venture capital firm, since September 1985.

   Paul J. Ferri has served as a director since February 1998. Mr. Ferri has been a General Partner of Matrix V Management Co., LLC, a venture capital firm, since February 1982. Mr. Ferri also serves on the board of directors of Sonus Networks, Inc.

   John W. Gerdelman has served as a director since September 1999. Mr. Gerdelman has been the President and Chief Executive Officer of Metromedia Fiber Network, Inc., a provider of digital communications infrastructure, since April 2002. From January 2000 through March 2002, Mr. Gerdelman was a Managing Member of mortonsgroup, LLC, a partnership investing in early stage companies. From April 1999 through December 1999, Mr. Gerdelman was President and Chief Executive Officer of USA.Net Inc., a web-based electronic messaging services provider. Mr. Gerdelman was employed by MCI Telecommunications Corporation, the long-distance telecommunications subsidiary of MCI Communications Corporation, as President of the Network and Information Technology Division from September 1994 to April 1999 and Senior Vice President of Sales and Service Operations from June 1992 to September 1994. Mr. Gerdelman also serves on the board of directors of McDATA Corporation and APAC Customer Services, Inc.

   There are no family relationships among any of the directors or executive officers of the Corporation. None of the corporations or other organizations referred to above with which a director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Corporation.

Board of Director Meetings and Committees

   During fiscal year 2002, the Board of Directors held seventeen meetings. No director serving on the Board of Directors in fiscal 2002 attended fewer than 75% of such meetings of the Board of Directors and the Committees on which he serves. The Board of Directors has established a Compensation Committee and an Audit Committee.

  Compensation Committee

   The Compensation Committee, which consists of Messrs. Barrows and Ferri, is responsible for establishing and monitoring policies governing compensation of executive officers. The Compensation Committee is responsible for reviewing the performance and compensation levels for executive officers, establishing salary and bonus levels for these individuals and making recommendations to the Board of Directors for restricted stock awards or option grants for these individuals under the Corporation's option plan. The objectives of the

Compensation Committee are to correlate executive officer compensation with the Corporation's business objectives and financial performance, and to enable the Corporation to attract, retain and reward executive officers who contribute to the long-term success of the Corporation. The Compensation Committee will seek to reward executives in a manner consistent with the Corporation's annual and long-term performance goals and to recognize individual initiative and achievement among executive officers. During fiscal 2002, the Compensation Committee held three meetings. For additional information concerning the Compensation Committee, see "Compensation Committee Report on Executive Compensation."

  Audit Committee

   The Audit Committee consists of Messrs. Barrows, Ferri and Gerdelman, each of whom is independent, as defined by the applicable listing requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"). The Audit Committee reviews the professional services provided by the Corporation's independent auditors, the independence of such auditors from the Corporation's management and the Corporation's annual and quarterly financial statements. The Audit Committee also reviews such other matters with respect to the Corporation's accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Board of Directors has adopted a written charter for the Audit Committee (the "Audit Committee Charter"), a copy of which was filed as an exhibit to the Corporation's definitive proxy statement for the 2000 Annual Meeting of Stockholders, which was filed with the Commission on November 6, 2000. The Board of Directors is in the process of reviewing the additional responsibilities of the Audit Committee resulting from the recently enacted Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and will re-assess the adequacy of the Audit Committee Charter following the final adoption of new corporate governance standards currently proposed by Nasdaq and new rules regarding audit committee compensation and responsibility contemplated by the Sarbanes-Oxley Act. During fiscal 2002, the Audit Committee held four meetings. For additional information concerning the Audit Committee, see "Report of the Audit Committee."

Compensation of Directors

   The Corporation reimburses directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees. Pursuant to the Corporation's 1999 Non-Employee Director Stock Option Plan, (the "Director's Option Plan"), all directors who are not employees of the Corporation are automatically granted non-qualified stock options to purchase 90,000 shares of Common Stock which vests over three years upon the latest to occur of (i) their initial appointment to the Board of Directors or (ii) August 17, 1999. Thereafter, on an annual basis immediately following each annual meeting of stockholders, each non-employee director is granted an option to purchase 30,000 shares of Common Stock which vests in one year. Under the plan, options are fully exercisable on the date of grant, however, shares purchased on exercise of such options are subject to repurchase by the Corporation prior to completion of the applicable vesting period. The exercise price per share of all options granted under the Director's Option Plan is equal to the fair market value of the Corporation's Common Stock on the date of grant, and such options expire on the date which is ten years from the date of option grant. At the annual meeting of stockholders held on December 13, 2001, each of the following non-employee directors received an option to purchase 30,000 shares of Common Stock with an exercise price of $4.60 per share: Messrs. Barrows, Ferri and Gerdelman.

Recommendation of the Board of Directors

   The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above.

                                PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

   The Board of Directors has selected PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Corporation for the year ending July 31, 2003. PricewaterhouseCoopers LLP has acted as the Corporation's independent auditors since the Corporation's inception. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions. If the stockholders do not ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the Corporation's independent auditors for fiscal year 2003, the Board of Directors will reconsider the matter at its next meeting.

Fees for Independent Auditors

   The following is a summary of the fees billed to the Corporation by PricewaterhouseCoopers LLP for professional services rendered for the fiscal year ended July 31, 2002:

Audit Fees
   Consists of fees billed for professional services rendered for the audit of the
     Corporation's financial statements for the fiscal year ended July 31, 2002, and for reviews of the interim financial statements included in the Corporation's quarterly reports on Form 10-Q................................................................ $226,500
                                                                                          --------

Financial Information Systems Design and Implementation Fees
   Consists of fees billed for professional services related to financial information
     systems design and implementation...................................................        0
                                                                                          --------

All Other Fees
   Consists of fees billed for all other non-audit services, which included tax planning and compliance services and consultations on other accounting related matters.......  108,700
                                                                                          --------

Total All Fees........................................................................... $335,200
                                                                                          ========

Recommendation of the Board of Directors

   The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of October 15, 2002, with respect to beneficial ownership of Common Stock by: (i) each person who, to the knowledge of the Corporation, beneficially owned more than 5% of the shares of Common Stock outstanding as of such date; (ii) each director of the Corporation; (iii) each executive officer identified in the Summary Compensation Table set forth below under the heading "Compensation and Other Information Concerning Executive Officers"; and (iv) all directors and executive officers as a group.

   For purposes of the following table, beneficial ownership is determined in accordance with the rules of the Commission. Except as otherwise noted in the footnotes below, the Corporation believes that each person or entity named in the table has sole voting and investment power with respect to all shares of its Common Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of shares of Common Stock outstanding is based on 271,108,606 shares of Common Stock outstanding as of October 15, 2002. In computing the number of shares beneficially owned by a person named in the following table and the percentage ownership of that person, shares of Common Stock that are subject to options held by that person that are currently exercisable or exercisable within 60 days of October 15, 2002 are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                 Amount and Nature of Percentage of
Name and Address of Beneficial Owner(1)                          Beneficial Ownership  Outstanding
---------------------------------------                          -------------------- -------------
Gururaj Deshpande (2)...........................................      45,712,807          16.9
Daniel E. Smith (3).............................................      42,936,349          15.8
Chikong Shue (4)................................................       7,393,344           2.7
John E. Dowling.................................................       2,989,888           1.1
Kevin J. Oye (5)................................................       2,148,538             *
Frances M. Jewels (6)...........................................       2,134,223             *
Kurt Trampedach (7).............................................       1,228,000             *
Timothy A. Barrows (8)..........................................       1,868,663             *
Paul J. Ferri (8)...............................................         455,553             *
John W. Gerdelman (9)...........................................         161,850             *
Paul W. Chisholm (10)...........................................          90,000             *
Platyko Partners, L.P...........................................      21,775,000           8.0
The Gururaj Deshpande Grantor Retained Annuity Trust............      17,918,400           6.6
All executive officers and directors as a group (12 persons)(11)     108,518,397          39.3

--------
  * Less than 1% of the total number of outstanding shares of Common Stock.

 (1)Except as otherwise noted, the address of each person owning more than 5% of the outstanding shares of Common Stock is: c/o Sycamore Networks, Inc., 220 Mill Road, Chelmsford, Massachusetts 01824.

 (2)Includes 2,937,500 shares held by the Deshpande Irrevocable Trust and 17,918,400 shares held by the Gururaj Deshpande Grantor Retained Annuity Trust. Mr. Deshpande's wife serves as a trustee of each of these trusts. Mr. Deshpande disclaims beneficial ownership of these shares.

 (3)Includes 21,775,000 shares held by Platyko Partners, L.P., of which Mr. Smith and his wife serve as general partners.

 (4)Includes 482,440 shares held by the Shue Family Trust. Also includes 15,100 shares held by the SDSC Global Foundation, a charitable foundation. Mr. Shue disclaims beneficial ownership of the shares held by the SDSC Global Foundation.

 (5)Includes 2,114,457 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.

 (6)Includes 1,000,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.

 (7)Includes 100,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.

 (8)For each of Messrs. Barrows and Ferri, includes 60,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest. Also includes 100,818 shares held by Matrix V Entrepreneurs Fund, L.P. Matrix V Management Co., LLC is the general partner of Matrix V Entrepreneurs Fund, L.P. Messrs. Barrows and Ferri, directors of the Corporation, are managing members of Matrix V Management Co., LLC Messrs. Barrows and Ferri disclaim beneficial ownership of the shares held by Matrix V Entrepreneurs Fund, L.P. except to the extent of their pecuniary interests therein arising from their membership interests in Matrix V Management Co., LLC.

 (9)Includes 150,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.

(10)Consists of 90,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.

(11)Includes an aggregate of 5,074,457 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act of 1934, as amended, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's outstanding shares of Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the fiscal year ended July 31, 2002, the Corporation believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended July 31, 2002.

       COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS

Compensation Committee Report on Executive Compensation

   The Compensation Committee (the "Committee") is composed of two independent, non-employee directors of the Board of Directors, neither of whom have interlocking relationships as defined by the Commission. The Committee is responsible for establishing and monitoring policies governing the annual compensation of executive officers. The Committee periodically reviews the approach to executive compensation and makes adjustments as competitive conditions and other circumstances warrant.

  Compensation Philosophy

   The Corporation operates in the competitive and rapidly changing high technology industry. The Committee believes that executive officer compensation should be determined based on a combination of individual and business objectives and competitive data. The Committee seeks to attract, retain and motivate executive officers through a total compensation package which includes
(i) base salary, (ii) variable incentive awards and (iii) long-term, equity-based incentives in the form of restricted stock and stock options. In fiscal 2002, compensation for the Corporation's executive officers consisted of base salary and long-term, equity-based incentive awards.

   The Committee reviews market information from published survey data and considers the compensation practices of companies in the Corporation's industry to determine whether the Corporation's compensation structure (a) is competitive in the industry; (b) motivates executive officers to achieve the Corporation's business objectives; and (c) aligns the interests of executive officers with the long-term interests of stockholders. The Committee's goal is to set the Corporation's executive officer total compensation at levels that are generally comparable to the market data and typically targets between the fiftieth and the seventy-fifth percentile for total compensation. The Committee also reviewed certain milestones achieved by the Corporation, including several new product features and enhancements, ISO 9001:2000 registration, individual executive officer duties and contributions and the Corporation's financial performance in fiscal 2002.

  Base Salaries

   Base salaries for the Corporation's executive officers in fiscal 2002 remained considerably below the fiftieth percentile level of comparable positions at other companies in the Corporation's industry. The below market salaries are consistent with the Committee's objective to attract, retain and motivate executive officers primarily through long-term, equity-based incentives. The Committee intends to continue to adjust compensation appropriately in order to attract and retain executives who manage the Corporation effectively, and align the interests of its executive officers with the long-term interests of stockholders.

  Performance Bonuses

   During fiscal 2002, the Corporation's performance bonus plan was based upon the performance of the Corporation, as well as individual performance. Although certain individual performance objectives were achieved, the Corporation failed to meet its financial performance targets. As a result, no performance bonuses were paid to the executive officers. The Committee has implemented a bonus plan for the upcoming fiscal year which consists of a percentage of base salary, measured against the performance of the Corporation relative to certain financial goals, and individual performance relative to certain key strategic objectives of the Corporation.

  Long-Term Equity Incentives

   The Committee's view in granting stock options to the Corporation's executive officers is to provide each executive officer with compensation opportunities directly aligned with the creation of stockholder value. In determining the amounts of the long-term equity incentives to be awarded to each executive officer, the Committee takes into account the executive officer's position with the Corporation, the executive officer's past performance, the number and price of unvested options and restricted stock held by the executive officer and the long-term equity incentive awards made to individuals in similar positions at other companies in our industry. Based upon these factors, the Committee determines the amount of the long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for stock ownership. The weight given to each of these factors varies among individuals at the Committee's discretion.

   During fiscal 2002, the Committee recommended to the Board of Directors to grant stock options to Ms. Jewels and Mr. Oye under the Corporation's 1999 Stock Incentive Plan. Each grant allows the executive officer to acquire shares at a fixed price per share (the market price on the grant date) over a specified period of time. Options granted to these individuals in April 2002 vest in periodic installments over a three-year period, contingent upon the executive officer's continued employment.

  Chief Executive Officer Compensation

   Mr. Smith has served as the Corporation's Chief Executive Officer since October 1998. Mr. Smith's base salary for fiscal 2002 remained unchanged and is set below the twenty-fifth percentile of the surveyed data in order to have a substantial portion of his total compensation tied to the Corporation's performance in the form of long-term equity incentive awards. Upon review of Mr. Smith's long-term equity incentives, the Committee determined that the stock holdings of Mr. Smith adequately aligned his interest with those of the stockholders and therefore Mr. Smith was not granted any additional restricted stock or stock options in fiscal 2002. Mr. Smith was not paid a performance bonus in fiscal 2002 since the Corporation failed to meet its financial performance targets. The Compensation Committee may adjust Mr. Smith's salary in the future, based upon comparative salaries of chief executive officers in the Corporation's industry, and other factors which may include the financial performance of the Corporation and Mr. Smith's success in meeting strategic goals.

  Policy on Deductibility of Executive Compensation

   The Committee does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will likely have an effect on the Corporation in the near future. The Committee believes that stock options granted under the Corporation's stock plans meet the exception for qualified performance-based compensation in accordance with Internal Revenue Code Regulations, so that amounts otherwise deductible with respect to such options will not count toward the $1 million deduction limit. The Committee's general policy is to take into account the deductibility of compensation in determining the type and amount of compensation payable to executive officers.

                                    Respectfully submitted by the Compensation
                                    Committee:

                                    Timothy A. Barrows
                                    Paul J. Ferri

Compensation Committee Interlocks and Insider Participation

   Neither of the members of the Committee is currently, or has been, at any time since the Corporation's formation, an officer or employee of the Corporation. No interlocking relationship exists between any member of the Corporation's Board of Directors or the Committee and any member of the Board of Directors or compensation committee of any other company.

Summary Compensation Table

   The table below sets forth, for the fiscal year ended July 31, 2002, the compensation earned by the Corporation's Chief Executive Officer and the five other most highly compensated individuals who were serving as executive officers at the end of fiscal 2002, or who served as executive officers during fiscal 2002. Collectively, all of these individuals are referred to below as the Named Executive Officers.

   In accordance with the rules of the Commission, the compensation set forth in the table below does not include medical, group life or other benefits which are available to all of the Corporation's salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table. In the table below, columns required by the regulations of the Commission have been omitted where no information was required to be disclosed under those columns.

                         Summary Compensation Table(1)

                                                                                  Long-Term
                                             Annual Compensation             Compensation Awards
                                     ------------------------------------ ----------------------
                                                                           Securities
                                                             Other Annual  Underlying   All Other
                                          Salary    Bonus    Compensation Options/SARS Compensation
                                     Year  ($)       ($)         ($)          (#)          ($)
                                     ---- ------- -------    ------------ ------------ ------------
Daniel E. Smith
 President and Chief Executive       2002 100,000      --         --              --          --
 Officer                             2001 100,000      --         --              --          --
                                     2000 100,000      --         --              --          --

Kurt Trampedach
 Vice President, International Sales 2002 128,850 103,767(2)      --              --          --
                                     2001 125,000 148,776(2)      --         100,000          --
                                     2000 125,000  98,723(2)      --              --          --

Chikong Shue
 Vice President, Asia                2002 191,250      --         --              --          --
 Market Development                  2001 189,375      --         --              --          --
                                     2000 100,000  30,000         --              --          --

Frances M. Jewels
 Chief Financial Officer, Vice       2002 186,000      --         --         500,000          --
 President, Finance and              2001 184,825      --         --         500,000          --
  Administration, Treasurer and      2000 125,000  30,000         --              --          --
  Secretary

Kevin J. Oye
 Vice President, Systems and         2002 182,750      --         --       1,000,000          --
 Technology                          2001 181,750      --         --         200,000      10,055(3)
                                     2000  95,400      --         --         990,000      33,726(3)

John E. Dowling
 Vice President, Operations          2002 159,000      --         --              --          --
                                     2001 157,900      --         --              --          --
                                     2000 100,000  30,000         --              --          --

--------
(1)As of July 31, 2002, the remaining number of shares of restricted Common Stock held by the Named Executive Officers that had not vested and the value of this restricted Common Stock was as follows: Mr. Smith: 2,531,250 shares, $7,073,325; Mr. Shue: 1,125,000 shares, $3,143,700; Ms. Jewels: 450,000 shares, $1,210,005; and Mr. Dowling: 562,500 shares, $1,571,850. The value is based on the fair market value at

   July 31, 2002 ($2.80 per share as quoted on the Nasdaq National Market) less the purchase price paid per share. Holders of restricted Common Stock are entitled to receive any dividends the Corporation may pay on its Common Stock.

(2)Includes $103,767, $148,776 and $92,473 of commissions paid in fiscal 2002, 2001 and 2000, respectively and a $6,250 sign-on bonus in fiscal 2000.

(3)Represents reimbursement for relocation expenses.

Option Grants in Last Fiscal Year

   The following table provides the specified information concerning options granted to the Corporation's Named Executive Officers during the fiscal year ended July 31, 2002.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                              Potential Realizable Value
                                                                              of Assumed Annual Rates
                                            % of Total                        of Stock Price Appreciation
                         Number of        Options Granted                     For Option Term (2)
                   Securities Underlying   to Employees   Exercise Expiration ---------------------------
Name              Options Granted (1) (#) in Fiscal Year   Price      Date     5% ($)        10% ($)
----              ----------------------- --------------- -------- ----------   ---------     ---------
Daniel E. Smith..                0               --           --          --         --            --
Kurt Trampedach..                0               --           --          --         --            --
Chikong Shue.....                0               --           --          --         --            --
Frances M. Jewels          500,000              2.1%       $3.34    04/29/12  1,050,254     2,661,550
Kevin J. Oye.....        1,000,000              4.3%       $3.34    04/29/12  2,100,508     5,323,100
John E. Dowling..                0               --           --          --         --            --

--------
(1)Represents options granted to the Named Executive Officers above under the Corporation's 1999 Stock Incentive Plan. The options are exercisable immediately, subject to a repurchase right by the Corporation which lapses as the options vest, in equal quarterly installments over a three year vesting period.

(2)Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Commission and do not represent the Corporation's estimate or projection of the future Common Stock price. Potential gains are net of the exercise price but before taxes associated with the exercise. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Corporation, overall market conditions and the option holder's continued employment through the vesting period.

Option Exercises and Fiscal Year-End Values

   The following table provides the specified information concerning option exercises in the last fiscal year and unexercised options held as of July 31, 2002 by the Corporation's Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                Number of Securities         Value of Unexercised
                     Shares                    Underlying Unexercised        In-the-Money Options
                  Acquired on     Value     Options at Fiscal Year-end (#) at Fiscal Year-end ($) (2)
Name              Exercise (#) Realized ($) Exercisable (1)  Unexercisable Exercisable  Unexercisable
----              ------------ ------------ ---------------  ------------- -----------  -------------
Daniel E. Smith..      --           --                --          --           --            --
Kurt Trampedach..      --           --           100,000          --            0            --
Chikong Shue.....      --           --                --          --           --            --
Frances M. Jewels      --           --         1,000,000          --            0            --
Kevin J. Oye.....      --           --         2,114,457          --            0            --
John E. Dowling..      --           --                --          --           --            --

--------
(1)Options granted under the Corporation's 1999 Stock Incentive Plan are exercisable immediately, subject to a repurchase right in favor of the Corporation which lapses as the option vests as described in Footnote 1 to the table entitled "Option Grants in Last Fiscal Year."

(2)Value is based on difference between the option exercise price and the fair market value at July 31, 2002 ($2.80 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option. At July 31, 2002, the option exercise price was higher than the fair market value for all unexercised options held by the Named Executive Officers.

Change in Control Agreements

   Each of the Corporation's Named Executive Officers has entered into a change in control agreement with the Corporation. Under these agreements, each option or restricted stock grant held by the Named Executive Officer which is scheduled to vest within the 12 months after the effectiveness of a change of control of the Corporation will instead vest immediately prior to the change in control. In addition, in the event of a "Subsequent Acquisition" of the Corporation (as defined in these agreements) following a change in control, all options or restricted stock granted by the Corporation to such Named Executive Officers will vest immediately prior to the effectiveness of such acquisition. If a Named Executive Officer is subject to any excise tax on amounts characterized as excess parachute payments, due to the benefits provided under this agreement, the Named Executive Officer shall be entitled to reimbursement of up to $1,000,000 for any excess parachute excise taxes the Named Executive Officer may incur.

   In the event of a termination of a Named Executive Officer's employment following a change in control, either by the surviving entity without cause or by the Named Executive Officer due to a constructive termination, (1) all options and restricted stock of the Named Executive Officer vest, (2) the Named Executive Officer is entitled to continued paid coverage under the Corporation's group health plans for 18 months after such termination, (3) the Named Executive Officer shall receive a pro rata portion of his or her performance bonus for the year in which the termination occurred, (4) the Named Executive Officer shall receive an amount equal to 18 months of his or her base salary and (5) the Named Executive Officer shall receive an amount equal to 150% of his or her annual performance bonus for the year in which the termination occurred.

   Under these agreements, each Named Executive Officer agrees to abide by the Corporation's confidentiality and proprietary rights agreements and, for a period of one year after such termination, not to solicit the Corporation's employees or customers.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In July 2000, the Corporation and the Chairman of the Corporation's Board of Directors (the "Chairman"), entered into an Investor Agreement with Tejas Networks India Private Limited, a private company incorporated in India ("Tejas"), pursuant to which the Corporation and the Chairman each invested $2.2 million in Tejas in exchange for equity shares of Tejas. The Chairman also serves as the Chairman of the Board of Directors of Tejas. The Corporation has entered into various agreements with Tejas under which the Corporation has licensed certain proprietary software development tools to Tejas, and Tejas will assist the Corporation's business development efforts in India and also provide maintenance and other services to the Corporation's customers in India. During the year ended July 31, 2002, the Corporation did not engage in any material transactions with Tejas. During the year ended July 31, 2001, the Corporation made payments of $1.1 million to Tejas under the agreements and recognized revenue of $0.1 million under the software license agreements with Tejas.

   All transactions involving the Corporation and its officers, directors, principal stockholders and their affiliates, including those since the Corporation's initial public offering, will be and have been approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors on the Board of Directors, and will be and have been on terms no less favorable to the Corporation than could be obtained from unaffiliated third parties.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Corporation's financial accounting, reporting and internal controls. The Audit Committee operates pursuant to the Audit Committee Charter approved by the Board of Directors.

   Management is responsible for the preparation, presentation and integrity of the Corporation's consolidated financial statements, the selection of appropriate accounting and financial reporting principles, and for the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee periodically meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

   In performing its oversight role, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, including the quality and acceptability of the Corporation's accounting principles as applied in its financial reporting. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

   Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended July 31, 2002, as filed with the Securities and Exchange Commission on October 24, 2002.

                                          Respectively submitted by the Audit
                                            Committee

                                          Timothy A. Barrows
                                          Paul J. Ferri
                                          John W. Gerdelman

                            STOCK PERFORMANCE GRAPH

   The following graph compares the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering through July 31, 2002, with the cumulative total return on the S&P 500 and the Nasdaq Telecommunications Index. The comparison assumes $100 was invested on October 22, 1999 (the date of the Corporation's initial public offering) in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The performance shown is not necessarily indicative of future performance.

                 Comparison of Cumulative Total Return* Among
                           Sycamore Networks, Inc.,
              The S&P 500 and The Nasdaq Telecommunications Index

                                    [CHART]

            SCMR   S&P 500   Nasdaq-Telecom
22-Oct-99   $100    $100         $100
31-Jul-00    973     110          117
31-Jul-01     55      93           41
31-Jul-02     22      70           14

* Prior to October 22, 1999, the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period since that date.

   Notwithstanding anything to the contrary set forth in any of the Corporation's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the Commission, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation and the Stock Performance Graph shall not be deemed incorporated by reference into any such filings.

                             STOCKHOLDER PROPOSALS

   To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2003 Annual Meeting of Stockholders of the Corporation, proposals of stockholders must be received at the Corporation's principal executive offices not later than July 15, 2003 and must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Corporation's proxy statement for that meeting. In accordance with the Corporation's Amended and Restated By-Laws, proposals of stockholders intended for presentation at the 2003 Annual Meeting of the Stockholders of the Corporation (but not intended to be included in the proxy statement for that meeting) must be received no earlier than September 20, 2003 and no later than October 10, 2003. In order to curtail any controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

                         TRANSACTION OF OTHER BUSINESS

   At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

P                            SYCAMORE NETWORKS, INC.
R
O                    Proxy for Annual Meeting of Stockholders
X
Y                              December 19, 2002

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel E. Smith and Frances M. Jewels, and each of them, proxies, with full power of substitution, to vote all shares of stock of Sycamore Networks, Inc. (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, December 19, 2002 (the "Annual Meeting") at 9:00 A.M., local time, at the Radisson Hotel, 10 Independence Drive, Chelmsford, Massachusetts 01824, and at any postponements and adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 12, 2002, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

                                SEE REVERSE SIDE

SYCAMORE NETWORKS, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

------------------------------------------------       -------------------------------------------
            Vote by Telephone                                       Vote by Internet
------------------------------------------------       -------------------------------------------
It's fast, convenient, and immediate!                  It's fast, convenient and your vote is
Call Toll-Free on a Touch-Tone Phone                   immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

------------------------------------------------       -------------------------------------------
Follow these four easy steps:                          Follow these four easy steps:
1.   Read the accompanying Proxy Statement             1.   Read the accompanying Proxy
     and Proxy Card.                                        Statement and Proxy Card
2.   Call the toll-free number                         2.   Go to the Website
     1-877-PRX-VOTE (1-877-779-8683)                        http://www.eproxyvote.com/scmr
3.   Enter your Voter Control Number                   3.   Enter your Voter Control Number
     located on your Proxy Card above your name.            located on your Proxy Card above
4.   Follow the recorded instructions.                      your name.
                                                       4.   Following the instructions
                                                            provided.
------------------------------------------------       -------------------------------------------

Your vote is important!                                Your vote is important!
Call 1-877-PRX-VOTE                                    Go to http://www.eproxyvote.com/scmr

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to: http://www.eproxyvote.com/scmr and follow the instructions provided.

    Do not return your Proxy Card if you are voting by Telephone or Internet

[X] Please mark votes as in this example

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE PROPOSALS IN ITEMS 1 AND 2.

1. To elect the following nominees to the Board of Directors to serve for three year terms as Class III Directors and until their respective successors are elected and qualified:

         Nominees:
(01) Paul W. Chisholm and (02) Daniel E. Smith

[_] FOR   [_] WITHHELD

[_]
--------------------------------------------------------------------------------
For all nominees except as noted above. To withhold authority to vote for any individual nominee, write the name of the nominee on the above line.

2. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors of the Corporation for the fiscal year ending July 31, 2003.

[_] FOR   [_] AGAINST  [_] ABSTAIN

3.   To transact such other business as may
     properly come before the meeting and
     any adjournment thereof.

[_] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

[_] MARK HERE FOR ADDRESS
    CHANGE AND NOTE BELOW

---------------------------------

---------------------------------

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

---------------------------------
Signature                    Date

---------------------------------
Signature                    Date